                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         First Southern Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         First Southern Bancshares, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:
                      N/A
--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which  transactions  applies:
                      N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                      N/A
--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
                      N/A
--------------------------------------------------------------------------------
(5)     Total fee paid:
                      N/A
--------------------------------------------------------------------------------
|_|     Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount Previously Paid:
                      N/A
--------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:
                      N/A
--------------------------------------------------------------------------------
(3)     Filing Party:
                      N/A
--------------------------------------------------------------------------------
(4)     Date Filed:
                      N/A
--------------------------------------------------------------------------------

                                 August 16, 2002



Dear Fellow Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of First Southern Bancshares, Inc. The meeting will be held at the main office of First Southern Bank, located at 102 South Court Street, Florence, Alabama, on Thursday, September 19, 2002, at 10:00 a.m., Central time.

        The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Kraft Bros., Esstman, Patton & Harrell, PLLC, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                         Sincerely,

                                         /s/ B. Jack Johnson

                                         B. Jack Johnson
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         FIRST SOUTHERN BANCSHARES, INC.
                             102 SOUTH COURT STREET
                             FLORENCE, ALABAMA 35630
                                 (256) 764-7131


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        On Thursday, September 19, 2002, First Southern Bancshares, Inc. will hold its annual meeting of stockholders at the main office of First Southern Bank, 102 South Court Street, Florence, Alabama. The meeting will begin at 10:00 a.m., Central time. At the meeting, stockholders will consider and act on the following:

        1. The election of two directors, each for a three-year term of office, and the election of one director to a one-year term of office;

        2. The ratification of the appointment of Kraft Bros., Esstman, Patton & Harrell, PLLC as the Company's independent auditors for the fiscal year ending December 31, 2002; and

        3. To transact any other business that may properly come before the Annual Meeting.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Only stockholders of record at the close of business on August 6, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ M. Kaye Townsend

                                   M. Kaye Townsend
                                   CORPORATE SECRETARY


Florence, Alabama
August 16, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         FIRST SOUTHERN BANCSHARES, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southern Bancshares, Inc. ("First Southern" or the "Company") to be used at the Company's Annual Meeting of Stockholders. The annual meeting will be held at the main office of First Southern Bank (the "Bank"), 102 South Court Street, Florence, Alabama on Thursday, September 19, 2002, at 10:00 a.m., Central time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about August 16, 2002.

                           VOTING AND PROXY PROCEDURE

                           WHO CAN VOTE AT THE MEETING

        You are entitled to vote your shares of First Southern common stock and preferred stock only if the records of the Company show that you held your shares as of the close of business on August 6, 2002. As of the close of business on that date, a total of 1,256,715 shares of First Southern common stock were outstanding, 160,350 shares of First Southern Series A preferred stock were outstanding and 47,775 shares of First Southern Series B preferred stock were outstanding. Each share of common stock has one vote, each share of Series A preferred stock has three votes and each share of Series B preferred stock has three votes. Both the Series A and Series B preferred stock vote together with the common stock as a single class. However, in accordance with the terms of the Company's Certificate of Incorporation, record holders of the Company's voting stock that is beneficially owned, directly or indirectly, by a person beneficially owning in excess of 10% of the Company's voting shares will not have any voting rights with respect to the shares held in excess of the 10% limit.

                              ATTENDING THE MEETING

        If you are a beneficial owner of First Southern stock held "in street name" by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Southern stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

                                  VOTE REQUIRED

        The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock and preferred stock, in the aggregate, entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non- votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Kraft Bros., Esstman, Patton & Harrell, PLLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting, and abstentions and broker non-votes will have no effect on the voting.

                                 VOTING BY PROXY

        This proxy statement is being sent to you by the Board of Directors of First Southern for the purpose of requesting that you allow your shares of First Southern stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Southern stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF KRAFT BROS., ESSTMAN, PATTON & HARRELL, PLLC AS INDEPENDENT AUDITORS.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Southern stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not automatically constitute revocation of your proxy.

        If your First Southern stock is held "in street name" by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

                         PARTICIPANTS IN THE BANK'S ESOP

        If you participate in the First Southern Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions is September 9, 2002.

                                 STOCK OWNERSHIP

        The following table sets forth certain information with respect to beneficial ownership of the Company's common stock, as of August 6, 2002, for:

       o each person known to the Company to beneficially own more than 5% of our common stock;

       o   each of the Company's directors;

       o   each of the Company's named executive officers; and

       o   all of the Company's directors and executive officers as a group.

        A person may be considered to beneficially own any shares of stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                                                      PERCENT OF
                                                                     COMMON STOCK      SHARES OF      SHARES OF    PERCENT OF SERIES
                                    SHARES OF                            AND          SERIES A        SERIES B          A AND B
                                  COMMON STOCK    COMMON STOCK       COMMON STOCK      PREFERRED      PREFERRED     PREFERRED STOCK
NAME AND ADDRESS                     OWNED       EQUIVALENTS(1)      EQUIVALENTS      STOCK OWNED    STOCK OWNED    OUTSTANDING (2)
-------------------              --------------- --------------   ----------------- -------------  --------------  -----------------
First Southern Bank                 75,958(3)          --                 6.0%             --              --               --
Employee Stock Ownership Plan
102 South Court Street
Florence, Alabama  35630

H. M. Bobo                          75,000(4)          --                 6.0          11,363              --              5.5%
P.O. Box 1003
Florence, Alabama 35631

James E. Bishop                     50,913         10,249(5)              4.8          15,910(6)           --              7.6
102 South Court Street
Florence, Alabama 35630

B. Jack Johnson                         --          2,000(5)              0.2           8,300              --              4.0
102 South Court Street
Florence, Alabama 35630

Steve McKinney                       2,000         84,820(7)              6.5              --          20,455(8)           9.8
102 South Court Street
Florence, Alabama 35630

Robert C. Redd                       5,317             --                 0.4           9,091              --              4.4
204 Riverwood Dr.
Florence, Alabama 35634

Robert Walker                        4,500         18,180(9)              1.8           4,546           4,545              4.4
6065 Wood Way Drive
Memphis, Tennessee  38120

S. Greg Beadle                       6,875(10)      3,000(5)              0.8          11,183(11)          --              5.4
102 South Court Street
Florence, Alabama 35630

James M. Hughes                         --             --                  --          18,182              --              8.7
520 County Road, 305
Florence, Alabama 35634

Lockwood Holmes                         --             --                  --          13,636              --              6.6
4399 Ortega Island Drive
Jacksonville, Florida 32210

Earl Thompson Holloway, Jr.             --         36,368(9)              2.8           4,545           9,092              6.6
688 Spainwood Cove
Memphis, Tennessee  38120


                                                           3



                                                                      PERCENT OF
                                                                     COMMON STOCK      SHARES OF      SHARES OF    PERCENT OF SERIES
                                    SHARES OF                            AND          SERIES A        SERIES B          A AND B
                                  COMMON STOCK    COMMON STOCK       COMMON STOCK      PREFERRED      PREFERRED     PREFERRED STOCK
NAME AND ADDRESS                     OWNED       EQUIVALENTS(1)      EQUIVALENTS      STOCK OWNED    STOCK OWNED    OUTSTANDING (2)
-------------------              --------------- --------------   ----------------- -------------  --------------  -----------------

J. Acker Rogers                     28,960(12)     10,249                 3.1           4,546              --              2.2
102 South Court Street
Florence, Alabama 35630

Charles L. Frederick, Jr.           49,423             --                 3.9              --              --              --
1826 Andre Street
Florence, Alabama 35630
All directors and
   executive officers as a
   group (10 persons)              118,083        129,698                17.9          53,576          25,000            37.8
-----------------------------

(1) Percentages with respect to each person or group of persons have been calculated based on 1,256,715 shares of Company common stock outstanding and entitled to vote as of August 6, 2002, plus the number of the Company's common stock which each person or group of persons has the right to acquire within 60 days of August 6, 2002 by the exercise of stock options or the conversion of Series B Preferred Stock assuming a conversion factor of four common shares for one share of Series B Preferred Stock. The Series A Preferred Stock is not convertible into common stock.
(2) Series A has three votes per share and Series B stock has three votes per share and both series vote together as a single class with the common stock.
(3) Under the terms of the ESOP, the ESOP trustees will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to their fiduciary responsibility, the trustees will vote allocated shares for which no timely voting instructions are received in the same proportion as shares for which they have received voting instructions from participants. As of August 6, 2002, all shares held by the ESOP had been allocated to ESOP participants.
(4)     Based on the Company's stock transfer records.
(5) Represents shares of the Company's common stock that may be acquired pursuant to options that are exercisable within 60 days of the record date.
(6) Shares are owned by Kilpatrick, Bishop Inc. Mr. Bishop is the president and a stockholder of Kilpatrick, Bishop Inc.
(7) Includes 3,000 and 81,820 shares of Company common stock that may be acquired pursuant to stock options or Series B Preferred Stock exercisable or convertible, respectively, within 60 days of the record date.
(8) Includes 11,364 shares owned by Southern Fastening Systems, Inc. Mr. McKinney is president of Southern Fastening Systems, Inc.
(9) Represents shares of the Company's common stock that may be acquired upon conversion of Series B Preferred Stock.
(10) Includes 1,150 shares of the Company's common stock owned by Mr. Beadle's spouse and 585 shares held in trust for Mr. Beadle's son.
(11) Includes 4,364 shares of the Company's Series A Preferred Stock owned by SBS Electric Supply Company. Mr. Beadle is president of SBS Electric Supply Company.
(12) Includes 1,000 shares of common stock owned by Mr. Rogers' spouse and 500 shares of common stock owned by Mr. Rogers' daughter.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of six members. Five directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election to serve for a three-year term, or until their respective successor has been elected and qualified, are B. Jack Johnson and S. Greg Beadle, and Robert Walker is being nominated to serve for a one-year term, or until his respective successor has been elected and qualified.

        The Board of Directors intends to vote the proxies solicited by it for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

           INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

        Information regarding the nominees for election at the annual meeting as well as information regarding the continuing directors and certain executive officers is provided below. Unless otherwise stated, the nominees have held their current occupations for the last five years. The age indicated in each nominee's biography is as of December 31, 2001. The indicated period for service as a director includes service as a director of the Bank.

                        NOMINEES FOR ELECTION AS DIRECTOR

        The directors standing for election for a term expiring at the annual meeting in 2005 are:

        B. JACK JOHNSON was elected Chief Executive Officer, President and a director of the Company and the Bank on April 2, 2002. Prior to April 2, 2002, Mr. Johnson was Executive Vice President and Senior Credit Officer of the Bank since May 2001. Prior to joining First Southern, Mr. Johnson had been a Vice President of SunTrust Bank since 1995. Mr. Johnson served in various management and commercial lending positions at SunTrust Bank from 1977 to 2001. Age 50.

        S. GREG BEADLE is the president of an electric supply company. Age 51. Director since 1998.

        The director standing for election for a term expiring in 2003 is:

        ROBERT WALKER is a shareholder in the law firm of Baker, Donelson, Bearman & Caldwell, P.C., which law firm during 2001 and 2002 performed legal services for the Company. Age 58. Director since 2001.

                         DIRECTORS CONTINUING IN OFFICE

        The following directors have terms expiring at the annual meeting in 2004:

        J. ACKER ROGERS, Chairman of the Board, served as Acting President and Acting Chief Executive Officer of the Company and the Bank in 2001. Mr. Rogers is the owner and president of a general insurance agency. Age 55. Director since 1991.

        STEVE MCKINNEY is the president of a fastener  distribution company. Age
46. Director since 1998.

        The following director has a term expiring at the annual meeting in 2003:

        JAMES E. BISHOP is owner and president of an automobile and truck dealership. Age 53. Director since 1991.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        RODERICK SCHLOSSER was appointed Executive Vice President and Chief Financial Officer of the Company effective July 1, 2002. From April 15, 2002 through June 30, 2002, Mr. Schlosser served as Chief Financial Officer of the Company and the Bank in a consulting capacity, subject to regulatory non-objection which was received effective May 30, 2002. Mr. Schlosser is a certified public accountant who was with Secor Bank in Birmingham, Alabama from 1984 to 1991 during which time he served in various positions including Executive Vice President and Chief Financial Officer. Mr. Schlosser worked for Martin Industries in Florence, Alabama from 1992 until 2001 and was promoted to Chief Financial Officer during his tenure there. Mr. Schlosser served in a consulting capacity as Chief Financial Officer of Heritage Bank in Decatur, Alabama from 2001 until 2002.

        DENNIS MORGAN was appointed Executive Vice President and Senior Lending Officer of the Company and the Bank on April 23, 2002, subject to regulatory non-objection. Mr. Morgan's appointment has been approved by the Alabama State Banking Department. Approval from the Federal Deposit Insurance Corporation is pending. Mr. Morgan has served in various commercial banking positions over the past 21 years with the local division of SunTrust Bank, the successor to the First National Bank of Florence. Most recently, Mr. Morgan served as the Senior Vice President of SunTrust since 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 16 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

        The Audit Committee consists of Messrs. Beadle (Chairman), Bishop and McKinney. It meets as needed, but no fewer than at least once every six months, and is responsible for reviewing and evaluating the internal controls and accounting procedures and for recommending the annual appointment of the independent auditor. The Audit Committee also meets with the independent auditor to review the results of the annual audit and any related matters. The Audit Committee met six times during the fiscal year ended December 31, 2001.

        The Executive Committee consists of Messrs. Bishop, Rogers, McKinney, Beadle and Walker. It meets as needed, but no fewer than at least once every six months, and is responsible for reviewing and recommending annual salary levels for executive officers, including the Chief Executive Officer, to the Board of Directors and for reviewing and establishing personnel policies and procedures. The Executive Committee met four times during the fiscal year ended December 31, 2001.

        The Nominating Committee, consisting of the entire Board of Directors, considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Nominating Committee met one time during the fiscal year ended December 31, 2001.

                             DIRECTORS' COMPENSATION

        Directors of the Company receive a quarterly retainer of $550. Directors of the Bank, who also serve as directors of the Company, receive a fee of $750 per month with the exception of the Chairman of the Board who receives a fee of $850 per month. Non-officer directors receive an additional $100 for committee meetings.

                             EXECUTIVE COMPENSATION

        SUMMARY COMPENSATION TABLE. The following information is furnished for Messrs. Redd, Rogers and Frederick. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the year ended December 31, 2001.


                                                                                        LONG TERM
                                                      ANNUAL COMPENSATION             COMPENSATION
                                                  ---------------------------  ---------------------------
                                                                                RESTRICTED                        ALL
                                                                                  STOCK          STOCK           OTHER
NAME AND PRINCIPAL POSITION             YEAR         SALARY         BONUS         AWARDS        OPTIONS       COMPENSATION
--------------------------------      ---------   -------------  ------------  ------------  ------------- ------------------
Robert C. Redd......................    2001       $143,613(1)    $     --           --(2)       25,000(3)     $ 3,253(4)
  Former President and Chief
  Executive Officer

J. Acker Rogers(5)..................    2001       $ 13,156       $     --      $ 3,882             --         $19,050(6)
  Chairman of the Board of Directors
  Former acting Chief Executive
  Officer

Charles L. Frederick, Jr............    2001       $ 69,001(7)    $     --      $16,551(8)          --         $61,219(9)
  Former President and Chief            2000        143,497             --           --             --          14,647
  Executive Officer                     1999        141,606         20,917           --             --          15,337
-----------------------------------

(1) Salary for Mr. Redd in 2001 includes $5,374 for unused sick leave and $11,875 in deferred compensation.
(2) As part of his original employment agreement, Mr. Redd received 20,000 restricted stock awards that vested only in the event the price of the Company's common stock achieved and maintained certain thresholds. Those thresholds were not achieved. Mr. Redd resigned as the Company's President and Chief Executive Officer effective April 2, 2002. These shares were forfeited upon his resignation.
(3) As a result of Mr. Redd's resignation, the stock options were cancelled effective July 1, 2002.
(4)  Represents the Bank's matching contribution under the Bank's 401(k) Plan.
(5) Mr. Rogers served as acting Chief Executive Officer from February 1, 2001 through February 28, 2001.
(6) Represents fees paid to Mr. Rogers for his service as a member of the Board of Directors and the committees thereof.
(7) Mr. Frederick resigned as the Company's President and Chief Executive Officer effective January 31, 2001. As part of Mr. Frederick's termination agreement, Mr. Frederick received $62,750 in compensation.
(8) As part of Mr. Frederick's termination agreement, he received 2,623 shares of Company common stock under the Company's Management Recognition and Development Plan.
(9) As part of Mr. Frederick's termination agreement, he received unencumbered title to his former company automobile (estimated value of $27,150), safety deposit box services at the Bank, at no cost, for five years beginning February 1, 2001 (estimated value of $175), $30,894 for the value of his vacation and sick leave accumulated and unused through January 31, 2001 and $3,000 representing reimbursement of Mr. Frederick's cafeteria plan account.

        OPTION EXERCISE/VALUE TABLE. The following information is provided for Mr. Redd for the fiscal year ended December 31, 2001.



                                                                   NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE-
                                                                  UNDERLYING UNEXERCISED        MONEY OPTIONS AT FISCAL
                                                                OPTIONS AT FISCAL YEAR-END             YEAR-END (1)
                                                             ------------------------------------------------------------
                                      ACQUIRED
                                         ON        VALUE
            NAME                      EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
---------------------------------   ------------ ----------  ------------- --------------  ---------------  -------------
Robert C. Redd...................    $   --       $  --              0         25,000         $    0          $   0

-------------------------------
(1) The exercise price for Mr. Redd's options is $6.50 per share. The closing trading price of the Company's common stock on December 31, 2001 was $3.40 per share, resulting in the options being "out-of-the-money" at that date. As a result of Mr. Redd's resignation, the stock options were cancelled effective July 1, 2002.

        EMPLOYMENT AGREEMENT AND STOCK OPTION AGREEMENT WITH B. JACK JOHNSON. The Bank entered into an employment agreement with Mr. Johnson effective April 23, 2001 pursuant to which Mr. Johnson acted as the Bank's Executive Vice President and Senior Credit Officer. Effective April 1, 2002, both the Company and the Bank appointed Mr. Johnson its President and Chief Executive Officer. Mr. Johnson's employment agreement was amended accordingly. The amended agreement provides for a three-year term of employment with an annual base salary of $100,000 and provides for a cash bonus of up to 50% of his base salary based upon the board's review of Mr. Johnson's performance.

        The employment agreement provides for, among other things, Mr. Johnson's participation in employee benefit plans and provides for Mr. Johnson to receive an incentive stock bonus award of 25,000 shares of the Company's common stock if the reported closing price of the Company's stock is at least $6.00 per share for ten consecutive trading days between April 1, 2005 and April 1, 2007. Mr. Johnson is also entitled to the use of an automobile and other fringe benefits.

        The Company also entered into a stock option agreement with Mr. Johnson pursuant to which Mr. Johnson was granted options to purchase 25,000 shares of the Company's common stock at an exercise price of $2.00 per share. The options vest in equal annual installments over a four-year period commencing on May 1, 2003 and expire on May 1, 2009.

        EMPLOYMENT AGREEMENT AND STOCK OPTION AGREEMENT WITH ROBERT C. REDD. The Company and the Bank entered into an employment agreement with Mr. Redd effective March 1, 2001. The agreement provided for a three-year term of employment with an annual salary of $170,000 and provided for a cash bonus of up to 25% of his base salary based upon the board's review of Mr. Redd's performance.

        The  employment  agreement  also provided for,  among other things,  Mr.
Redd's participation in employee benefit plans and provided for Mr. Redd to receive an incentive stock bonus award of 20,000 shares of the Company's common stock if the reported closing price of the Company's stock is at least $14.00 per share for ten consecutive trading days between March 1, 2001 and March 31, 2004. The Company and Mr. Redd mutually agreed to terminate the employment agreement effective March 31, 2002, and Mr. Redd resigned effective April 2, 2002. The stock bonus award was forfeited by Mr. Redd upon his resignation.

        The Company also entered into a stock option agreement with Mr. Redd pursuant to which Mr. Redd was granted options to purchase 25,000 shares of the Company's common stock at an exercise price of $6.50 per share. The options were to vest in equal annual installments over a five-year period commencing on March 1, 2002. As a result of Mr. Redd's resignation, the employment agreement was terminated effective March 31, 2002 and the stock options were cancelled effective July 1, 2002.

        TERMINATION AGREEMENT WITH CHARLES L. FREDERICK, JR. Effective January 31, 2001, Charles L. Frederick, Jr. resigned as President and Chief Executive Officer of both the Company and the Bank, in addition to resigning as a director of both entities. In accordance with a written agreement the Company and the Bank provided Mr. Frederick with the following severance package: (1) $62,750 in cash; (2) $30,894 in cash for the value of his vacation and sick leave accumulated through January 31, 2001; (3) unencumbered title to his former company automobile (estimated value of $27,150); (4) safety deposit box services at the Bank, at no cost, for five years beginning February 1, 2001 (estimated value of $175); (5) the 2,623 shares of Company common stock under the Company's Management Recognition and Development Plan that vested in April 2001 (estimated value of $16,551); (6) his full deferred compensation benefit in accordance with the Company's Deferred Compensation Plan (estimated value of $44,765); and (7) $3,000 in cash, representing reimbursement of his cafeteria plan account. In exchange for the foregoing, Mr. Frederick waived any and all rights to which he was otherwise entitled under his employment agreement with the Company and the Bank, which was terminated upon his resignation.

        TERMINATION AGREEMENT WITH ROBERT C. REDD. Effective April 2, 2002, Robert C. Redd resigned as President and Chief Executive Officer of both the Company and the Bank. In accordance with a written agreement between the Company, the Bank and Mr. Redd, Mr. Redd's employment agreement was terminated as of that date and Mr. Redd was released from his obligations as a signatory on a promissory note for a line of credit extended by SunTrust to the Company's directors in contemplation of the directors advancing funds to the Company. Mr. Redd forfeited his stock bonus award and his stock options. In connection with his resignation, the Bank provided Mr. Redd with the following severance package: (1) $36,000 in cash payable in equal installments over a six-month period from April 2002 through September 2002; (2) unencumbered title to his former company automobile (estimated value of $21,445); (3) country club and civic club dues for three months (value of $874); and (4) his fully deferred compensation benefit in accordance with the Company's Deferred Compensation Plan (estimated value of $18,000) payable in cash in September 2002.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of First Southern's independent auditors, accounting functions and internal controls. The Audit Committee is composed of three directors, all of whom are independent under the Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

        The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditor's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.


                            S. Greg Beadle (Chairman)
                                 James E. Bishop
                                 J. Acker Rogers

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the fiscal year ended December 31, 2001, all individuals other than Messrs. B. Jack Johnson, Brent A. Turpen and Ms. Glenda S. Young, each of whom filed a Form 3 more than ten days after being designated executive officers of the Company, complied with their reporting obligations in a timely manner.

                          TRANSACTIONS WITH MANAGEMENT

        Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under programs generally available to all employees, and the Bank has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans extended by the Bank to its executive officers and directors and their affiliates was approximately $2.3 million at December 31, 2001.

        J. Acker Rogers, Chairman of the Board of both the Company and the Bank, is part owner of the insurance firm of Rogers, Carlton & Associates, Inc., from which the Bank has purchased insurance for the past several years. Rogers, Carlton & Associates, Inc. received approximately $30,000 from the Bank during the fiscal year ended December 31, 2001.

        Robert Walker, director of both the Company and the Bank, is a shareholder in the law firm Baker, Donelson, Bearman & Caldwell, P.C. Mr. Walker and the firm provided legal services to both the Company and the Bank and received approximately $175,000 from the Company and the Bank during fiscal year ended December 31, 2001.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

        GENERAL. The Company's independent auditors for the fiscal year ended December 31, 2001 were Kraft Bros., Esstman, Patton & Harrell, PLLC. The Company's Board of Directors reappointed Kraft Bros., Esstman, Patton & Harrell, PLLC to continue as independent auditors for the Company for the fiscal year ending December 31, 2002, subject to ratification of such appointment by the stockholders. If stockholders do not ratify the appointment of Kraft Bros., Esstman, Patton & Harrell, PLLC as independent auditors, the Board of Directors may consider other independent auditors. A representative of Kraft Bros., Esstman, Patton & Harrell, PLLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

        DISCLAIMER OPINION. The Company's 2001 consolidated financial statements included as part of the Company's Annual Report on Form 10-KSB (a copy of which accompanies this proxy statement), as filed with the Securities and Exchange
Commission, includes a disclaimer opinion by Kraft Bros., Esstman, Patton & Harrell, PLLC as a result of "going concern" issues discussed in its opinion letter.

        CHANGE IN INDEPENDENT AUDITORS. On August 29, 2001, the Company's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of Marmann, McCrary & Associates, P.C., Sheffield, Alabama, as the Company's independent auditors. The report of Marmann, McCrary & Associates, P.C. on the Company's financial statements for 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of Marmann, McCrary & Associates, P.C., the Company was not in disagreement with Marmann, McCrary & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marmann, McCrary & Associates, P.C., would have caused Marmann, McCrary & Associates, P.C. to make reference to the subject matter of the disagreement in connection with its report.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KRAFT BROS., ESSTMAN, PATTON & HARRELL, PLLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

        FEES PAID TO INDEPENDENT AUDITORS. The following table sets forth the fees billed to the Company by Marmann, McCrary & Associates, P.C. and Kraft Bros., Esstman, Patton & Harrell, PLLC for the fiscal year ended December 31, 2001:

Marmann, McCrary & Associates, P.C.            Kraft Bros., Esstman, Patton & Harrell, PLLC
-----------------------------------            --------------------------------------------
Audit Fees                           $   -     Audit Fees                       $165,000(1)

Financial information and systems    $   -     Financial information and system $      -
 design and implementation fees                 design and implementation fees

All other fees(2)                    $103,000  All other fees(2)                $ 10,000

-----------------------------------
(1)  Includes expenses incurred in connection with services rendered.
(2) Includes fees for tax-related services, assistance with securities filings, and auditor transition. Also includes quarterly review work for the first and second quarters of 2001 provided by Marmann, McCrary & Associates, P.C.

        The Audit Committee believes that the provision of non-audit services by Marmann, McCrary & Associates, P.C. was compatible with maintaining Marmann, McCrary & Associates, P.C.'s independence during the term of its engagement. The Audit Committee believes that the provision of non-audit services by Kraft Bros., Esstman, Patton & Harrell, PLLC is compatible with maintaining Kraft Bros., Esstman, Patton & Harrell, PLLC's independence.

               HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

        The Securities and Exchange Commission has adopted rules that permit companies to mail a single proxy statement and a single annual report to stockholders (or Annual Report on Form 10-KSB) to two or more stockholders sharing the same address -- a practice known as "householding." Householding provides greater convenience to stockholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company stockholder. If this is the case and unless the Company receives contrary instructions from you, we will continue to "household" your proxy statement and annual report for the reasons stated above.

        If you are a stockholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, Registrar and Transfer Company, the Company's transfer agent, has undertaken on behalf of the Company to deliver to you promptly upon written or oral request a separate copy of this proxy statement and the annual report. If you are such a stockholder or a beneficial owner and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at
(908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a stockholder at a shared address and would like an additional copy of each document. If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact Registrar and Transfer Company at the phone number or addresses listed above. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank or other nominee.

        If, on the other hand, you are a multiple stockholder sharing an address and are receiving multiple copies of this proxy statement or the annual report, please contact Registrar and Transfer Company at the phone number or at any of the addresses listed above and all stockholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee and all stockholders at the shared address can request that only a single copy of each document be mailed to your address in the future.


                                  MISCELLANEOUS

        The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Southern stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

        The Company's Annual Report on Form 10-KSB (without exhibits other than the Company's consolidated financial statements) for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, has been mailed to stockholders as of the close of business on August 6, 2002. Any stockholder who has not received a copy of the Form 10-KSB may obtain a copy by writing to the Secretary of the Company. The Form 10-KSB is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

        Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than April 18, 2003. If next year's annual meeting is held on a date more than 30 calendar days from September 19, 2003, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

        The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Certificate of Incorporation may be obtained from the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ M. Kaye Townsend


                                        M. Kaye Townsend
                                        CORPORATE SECRETARY


Florence, Alabama
August 16, 2002

                                 REVOCABLE PROXY


                         FIRST SOUTHERN BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 19, 2002


        The undersigned hereby appoints the official proxy committee of the Board of Directors, consisting of the entire Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common and preferred stock of First Southern Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held at the main office of First Southern Bank located at 102 South Court Street, Florence, Alabama, on Thursday, September 19, 2002, at 10:00 a.m., Central time, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying proxy statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.


     1. The election as director of the nominees listed (except as marked to the contrary below).

                        B. Jack Johnson (three-year term)
                        S. Greg Beadle (three-year term)
                          Robert Walker (one-year term)


                                                             FOR ALL
         FOR                  VOTE WITHHELD                  EXCEPT
         ---                  -------------                  ------

         |_|                      |_|                         |_|

INSTRUCTION: To withhold your vote for the nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

     2. The ratification of the appointment of Kraft Bros., Esstman, Patton & Harrell, PLLC as independent auditors of First Southern Bancshares, Inc. for the fiscal year ending December 31, 2002.

         FOR                     AGAINST                     ABSTAIN
         ---                     -------                     -------

         |_|                       |_|                         |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

        The under-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the Annual Report on Form 10-KSB.

        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                                Dated:________________, 2002



                                                --------------------------------
                                                STOCKHOLDER SIGNATURE



                                                --------------------------------
                                                CO-HOLDER (IF ANY) SIGNATURE

                  [FIRST SOUTHERN BANCSHARES, INC. LETTERHEAD]



Dear ESOP Participant:

      On behalf of the Board of Directors of First Southern Bancshares, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held at the time and location stated in the notice. I have also included with these materials the Company's Annual Report on Form 10-KSB, as well as a vote authorization form for the shares held in the First Southern Bank Employee Stock Ownership ("ESOP") and credited to your ESOP account. This vote authorization form allows you to convey your voting instructions to the ESOP trustees on the matters presented to stockholders at the Annual Meeting.

      As of the record date for the Annual Meeting, August 6, 2002, the ESOP Trust held 144,950 shares of Company common stock. All of these shares have been allocated to participants' ESOP accounts. The ESOP trustees will vote the allocated shares as directed by ESOP participants, provided the instructions are received by September 9, 2002. Subject to their fiduciary responsibilities, the ESOP trustees will vote all allocated shares for which timely instructions are not received in the same proportion as shares for which they have received voting instructions.

      In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope by September 9, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Southern Bank.


                                          Sincerely,

                                          /s/ B. Jack Johnson

                                          B. Jack Johnson
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
      ----------------------------------
Shares:
        --------------------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------


      I, understand that the ESOP trustees are the holders of record and custodian of all shares of First Southern Bancshares, Inc. (the "Company") common stock allocated to me under the First Southern Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on September 19,2002.

      Accordingly, you are to vote my shares as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

                        B. Jack Johnson (three-year term)
                         S. Greg Beadle (two-year term)
                          Robert Walker (one-year term)

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                    |_|                       |_|

INSTRUCTION: To withhold your vote for the nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Kraft Bros., Esstman, Patton & Harrell, PLLC as independent auditors of First Southern Bancshares, Inc. for the fiscal year ending December 31, 2002.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

      The ESOP Trustees are hereby authorized to vote any shares allocated to me as indicated above.


-------------------------------          --------------------------------------
            Date                                       Signature

Please date, sign and return this form in the enclosed envelope no later than September 9, 2002.